Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bunker Hill Mining Corp., (the “Company”) on Form 10-Q for the period ending June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bradley Barnett, Chief Financial Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bunker Hill Mining Corp.

/s/ Bradley Barnett	DATE: July 31, 2026
Bradley Barnett, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Bunker Hill Mining Corp. and will be retained by Bunker Hill Mining Corp. to be furnished to the Securities and Exchange Commission or its staff upon request.